COMPAQ
Inspiration Technology

Exhibit 99.3

Compaq Computer Corporation
Second Quarter Financial Slides


WALL ST

July 25, 2001

COMPAQ

Forward-looking statement:

These slides may contain forward-looking statements based on current expectations that involve a number of risks and uncertainties. The potential risks and uncertainties that could cause actual results to differ materially include: worsening global economic conditions, increased competitive environment and pricing pressures, disruptions related to restructuring actions and delays in the expansion of Compaq's solutions business model. Further information on these factors and other factors that could affect Compaq's financial results is included in Compaq's Securities and Exchange Commission (SEC) filings, including the latest Annual Report on Form 10-K and the Quarterly Report on Form 10-Q, which will be filed shortly.

Operational financial results:

These slides may refer to financial results on an operational basis. Financial results on an operational basis are defined as reported financial results excluding special items. Special items include restructuring charges, net investment income, and related tax effects.

COMPAQ

Q2 2001 performance *(operational)*

	Q2 2001	Q/Q change	Y/Y change
Revenue	$ 8.5B	(8%)	(17%)
Gross margin	21.5%	(1.2 pts)	(2.0 pts)
Operating expense	20.1%	(0.5 pts)	(2.2 pts)
Operational income before tax *	$ 95M	(67%)	(82%)
EPS *	$ 0.04	($0.08)	($0.17)

* Excluding special items

COMPAQ

Q2 2001 operational bridge

	Q2 2001	Q1 2001	Q2 2000
Operational income before tax	$ 95M	$285M	$533M
EPS (operational)	$0.04	$0.12	$0.21
Special items:			
Net investment income	$1M	$75M	$38M
Restructuring & related charges	($493M)	($249M)	–
As reported income (loss) before tax	($398M)	$111M	$571M
EPS (as reported)	($ 0.17)	$0.05	$0.22

May not foot due to rounding

COMPAQ

Q2 2001 revenue split


Segment
Global Services 23%
Access 45%
Enterprise Computing 32%


Region
North America 42%
EMEA 36%
China 3%
AP 8%
Japan 6%
LA 5%

EMEA - Europe, Middle East and Africa
LA - Latin America
AP - Asia-Pacific

COMPAQ

Access

Revenue $3.8B / Operating loss $(155M)

- Channel inventory reductions
- Rapidly declining ASPs
- Loss mainly attributable to U.S. retail
- Double-digit Y/Y unit growth & GM% in commercial desktop business
- Compaq *iPAQ*™ Pocket PC shipments of 450,000
- Anticipate return to profitability in Q4



COMPAQ

Enterprise Computing

Revenue $2.7B / Operating income $74M

- Aggressive pricing in weak market
- Channel inventory reductions
- Dominant worldwide market share in PC servers
- UNIX server revenue up 10% Y/Y
- Storage revenue up 15% Y/Y excluding U.S. in local currency
- Storage Area Network leadership



COMPAQ

Compaq Global Services

Revenue $1.9B / Operating income $271M

- 13% Y/Y revenue growth in local currency
- 27% Y/Y operating income growth
- Services now 23% of Compaq revenue
- Expect share gains across the segment

COMPAQ

Region revenue growth

($ in millions)

	Q2 2001	Y/Y growth	Adjusted for currency
North America	3,575	(28%)	(28%)
EMEA	2,994	(9%)	(2%)
Asia-Pacific	639	7%	19%
Japan	537	(1%)	14%
Latin America	484	(5%)	(1%)
Greater China	224	(4%)	(1%)
Total Compaq	**8,453**	(17%)	(13%)

COMPAQ

Operating expense trend *(operational)*

Aggressive cost reduction

($ in millions)


$2,000
$1,500
$1,000
$1,820
$1,884
$1,971
$1,802
$1,700
Q2 2000
Q3 2000
Q4 2000
Q1 2001
Q2 2001

Rapid completion of restructuring program

- Restructuring and related charges $742M
  - Separations, asset impairments, facility closures and other exit costs
- Anticipated annualized savings $900M
- Headcount reductions planned 8,500
- Separations:

through June 30, 2001	3,600
in July 2001 to date	1,500
Total to date	5,100

- Expect substantial completion by year-end

COMPAQ

Balance sheet

($ in millions)

	June 30, 2001	Mar 31, 2001	Dec 31, 2000
ASSETS			
Cash and cash equivalents	$ 3,829	$ 2,642	$ 2,569
Trade accounts receivable, net	5,104	5,873	6,715
Inventories	1,731	2,023	2,161
Other assets, net	13,325	13,339	13,411
Total assets	$ 23,989	$ 23,877	$ 24,856
LIABILITIES & STOCKHOLDERS' EQUITY			
Short-term borrowings	$ 1,209	$ 650	$ 711
Accounts payable	3,434	3,845	4,233
Long-term debt	875	575	575
Other liabilities	6,729	6,848	7,257
Stockholders' equity	11,742	11,959	12,080
Total liabilities and stockholders' equity	$ 23,989	$ 23,877	$ 24,856

COMPAQ

Cash Flow

($ in millions)

	Q2 2001
Cash - beginning balance	$ 2,642
Cash from operations	584
Capital expenditures	(200)
Free cash flow	384
Other sources (uses) of cash:	
Borrowings	859
Dividends paid	(42)
Other	(14)
	803
Cash - ending balance	$ 3,829
Increase in cash balance	$ 1,187

COMPAQ